UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2019

PALO ALTO NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3000 Tannery Way Santa Clara, California 95054 (Address of principal executive office, including zip code)

(408) 753-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PANW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2019, René Bonvanie informed Palo Alto Networks, Inc. (the “Company”) of his decision to resign from his position as Chief Marketing Officer of the Company, effective August 1, 2019. Mr. Bonvanie will continue to be employed by the Company as Executive Vice President, Strategic Accounts, reporting to the Company’s Chief Executive Officer. The terms of Mr. Bonvanie’s offer letter were amended and his annual base salary will be $200,000 commencing August 1, 2019. Effective August 1, 2019, he will be eligible to participate in the Company’s incentive bonus plan with a target annual incentive compensation payment of 50% of his then-current annual base salary based on the achievement of certain objectives. Mr. Bonvanie will forfeit his performance stock option awards covering 419,183 shares of the Company’s common stock effective as of August 1, 2019, while his other equity awards covering shares of Company common stock will continue to vest, subject to Mr. Bonvanie’s continued service. He will also continue to be eligible to participate in the Company’s equity incentive plans and its other employee benefit plans.

The foregoing description of Mr. Bonvanie’s amended offer letter is qualified in its entirety by the full text of such letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Effective August 1, 2019, Jean English will join the Company and serve as the Company’s Chief Marketing Officer, reporting to the Company’s Chief Executive Officer. Ms. English brings a wealth of leadership and experience to the role. Prior to joining the Company, Ms. English served as Senior Vice President and Chief Marketing Officer at NetApp Inc., a provider of hybrid cloud data services and data management, for three years. Prior to joining NetApp, she served as the global vice president for IBM Cloud Marketing and led the go-to-market transformation for IBM’s cloud business.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amended Offer Letter between the Registrant and René Bonvanie, dated July 10, 2019.
99.1	Press release dated as of July 11, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ Kathleen Bonanno
Kathleen Bonanno Chief Financial Officer

Date: July 11, 2019